UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 16, 2007

PW EAGLE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

(541) 349-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 16, 2007, PW Eagle, Inc. issued a press release announcing that it received a request for additional information (commonly referred to as a “Second Request”) from the Federal Trade Commission in connection with the proposed acquisition of PW Eagle by J-M Manufacturing Company, Inc. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Report as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Shell Company Transactions. None

(d) Exhibits:

99.1 Press Release dated March 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: March 16, 2007	By	/s/ Scott Long

Scott Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	ITEM
99.1	Press Release dated March 16, 2007